SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

                         Pursuant  to  Section  13  or  15(d)
                     of  the  Securities  Exchange  Act  of  1934

       Date  of  Report  (Date  of  earliest  event  reported) February 28, 2002


                               HIPSTYLE.COM,  INC.
              Exact  name  of  registrant  as  specified  in  its  charter)


     Florida                        000-31779                    65-0928369
(State  or  other                 (Commission                  (IRS  Employer
 jurisdiction  of                 File  Number)              Identification No.)
 Formation)



                1221 Brickell Avenue, Suite 900, Miami, FL          33131
               (Address  of  principal  executive  offices)      (Zip  Code)


                                 (305) 539-0900
               Registrant's  telephone  number,  including  area  code

          (Former  name  or  former  address,  if  changes  since  last  report)

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Item  5.  Other  Events.

       As of February 28, 2002, HipStyle.Com, Inc., a Florida corporation (the "Company"), CCS International, Ltd., a Delaware corporation ("CCS"), and CCS Merger Corp., a Delaware corporation ("MergerSub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which MergerSub will merge with and into CCS. In accordance with the Merger Agreement, Hipstyle has changed its name to Security Intelligence Technologies, Inc. and has been assigned a new trading symbol "SITG" (formerly "HPSY") by the NASD.

Item  7.    Financial  Statements,  Pro  Forma  Information  and  Exhibits.

99.0  Press  Release,  dated  March  26,  2002.



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                            HIPSTYLE.COM,  INC.


                                            By: /s/  Rebecca Farkas
                                              ---------------------------
                                              Name:  Rebecca Farkas
                                              Title: President

Dated:  March  26,  2002

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